UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2008

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Westown Parkway, Suite 440, West Des Moines, Iowa	50266
(Address of Principal Executive Offices)	(Zip Code)

(515) 221-0002
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2008, the Board of Directors (the “Board”) of American Equity Investment Life Holding Company (the “Company”) increased the size of the Board from nine (9) to thirteen (13) directors and elected Joyce A. Chapman and Debra J. Richardson to serve as Class II directors and Steven G. Chapman and Wendy L. Carlson to serve as Class III directors (collectively, the “New Directors”) to fill the vacancies on the Board created by the increase in the number of directors. The Board determined that Steven G. Chapman and Joyce A. Chapman qualify as independent under the independence standards set forth in the Company’s Corporate Governance Guidelines and the applicable New York Stock Exchange listing standards. The initial term for each of the New Directors will expire on the date of the Company’s next Annual Meeting of Stockholders. On that date, the New Directors will stand for election to the Board by the Company’s stockholders for terms expiring in 2011 for the Class II directors and 2012 for the Class III directors. At this time, the Board has not determined the committees, if any, to which the New Directors will be appointed. In connection with the election of the New Directors, the Board approved amendments to the Company’s Second Amended and Restated Bylaws (the “Bylaws”). Additional information regarding the amendments to the Company’s Bylaws is provided in Item 5.03 of this Current Report on Form 8-K.

The New Directors will receive compensation made available to directors of the Company generally as outlined in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2008.

There were no arrangements or understandings between any of the New Directors and any other persons pursuant to which any of the New Directors was selected as a director of the Company, and there are and have been no transactions, either since the beginning of the Company’s last fiscal year or currently proposed, regarding any of the New Directors that are required to be disclosed under Item 404(a) of Regulation S-K.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release issued by the Company on September 2, 2008 announcing the election of the New Directors.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2008, the Board approved an amendment and restatement of the Company’s Bylaws, effective immediately, designed to update the Bylaws relative to the increase in the size of the Board. Specifically, the amendments (1) deleted Section 3.4 of Article 3 in its entirety and renumbered the remaining sections of Article 3 accordingly; (2) revised the language of the newly renumbered “Section 3.6 – Vacancies” to clarify the procedure for filling vacancies resulting from an increase in the size of the Board; and (3) corrected the newly renumbered “Section 3.8 – Place of Meetings, etc.” by replacing the reference to Section 3.5 with a reference to Section 2.5.

The full text of the Company’s Bylaws, as amended and restated, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

3.1	Third Amended and Restated Bylaws

99.1	Press release dated September 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 2, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

		By:	/s/ Wendy L. Carlson
Wendy L. Carlson
Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws
99.1	Press Release dated September 2, 2008

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